EXHIBIT 1
                             JOINT FILING AGREEMENT

               Pursuant to Rule 13d-1(k) (1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13G to which this Joint Filing Statement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:          February 12, 2001


                                                 LOUISIANA-PACIFIC SALARIED
                                                 401(k) AND PROFIT SHARING PLAN


                                                 By  /s/ Michael J. Tull
                                                     -------------------------
                                                     Michael J. Tull, Trustee


                                                 LOUISIANA-PACIFIC HOURLY
                                                 401(k) AND PROFIT SHARING PLAN


                                                 By  /s/ Michael J. Tull
                                                     --------------------------
                                                     Michael J. Tull, Trustee


                                      EX-1